UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 29, 2007

Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 218-5455

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 31, 2007, Carrier Access Corporation (the “Company”) issued a press release reporting its financial results for the second quarter ended June 30, 2007. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Exhibit 99.1 is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Officer Changes

On July 29, 2007, the Board of Directors appointed Allen Snyder as President and Chief Executive Officer of the Company reporting to the Board of Directors, effective August 1, 2007. Mr. Snyder, age 53, has served as the Company’s Executive Vice President, Chief Operating Officer since November 2006. Previously, Mr. Snyder was Chief Operating Officer at Openwave Systems, Inc., a provider of open software products and services for the communications industry, and held other positions including Executive Vice President, Server Business, Senior Vice President, Worldwide Customer Operations and Senior Vice President, Customer Advocacy from December 2000 to November 2006. Prior to working for Openwave, Mr. Snyder was Senior Vice President, Americas’ Support Services for Oracle Corporation from 1997 to 2000. Prior to joining Oracle, Mr. Snyder served as Vice President of Operations, Worldwide Services for Digital Equipment Corporation. Mr. Snyder currently serves on the Board of Directors for AePONA.

Mr. Snyder replaces Roger L. Koenig, the Company’s co-founder, who resigned from his position as the Company’s President and Chief Executive Officer, effective August 1, 2007. Mr. Koenig will continue to serve as a director and as Chairman of the Board and will devote his time to evaluating the Company’s strategic alternatives.

On July 29, 2007, Nancy Pierce notified the Board of Directors that she would retire from her position as Chief Development Officer of the Company, effective August 1, 2007. Ms. Pierce will continue to serve as a director of the Company and will devote her time to evaluating the Company’s strategic alternatives. Ms. Pierce will not receive the Company’s standard non-employee director compensation, and the Company will furnish her with office space, a personal computer, mobile phone and such other administrative support as is necessary for the performance of her duties.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION

Date: July 31, 2007	By:	/s/ GARY GATCHELL
Gary Gatchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 31, 2007.